SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.

                                FORM 8-K

                             CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported) April 29, 2003
                               BICO, INC.
         (Exact name of registrant as specified in its charter)

Pennsylvania			       0-10822			25-1229323
(State of other jurisdiction	  (Commission File Number)    (IRS Employer
  of incorporation)				 	     Identification No.)

       2275 Swallow Hill Road, Bldg. 2500, Pittsburgh, Pennsylvania  15220
      (Address of principal executive offices)                     (Zip Code)


   Registrant's telephone number, including area code (412) 429-0673



      (Former name or former address, if changes since last report.)


Item 1.   Changes in Control of Registrant.
	  Not Applicable.

Item 2.  Acquisition or Disposition of Assets.
         Not Applicable.

Item 3.  Bankruptcy or Receivership.
         Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.
	 Not Applicable.

Item 5.  Other Events and Regulation FD Disclosure.
	 Not Applicable.

Item 6.  Resignation of Registrant's Directors.
	 Stan Cottrell, BICO's CEO and a director, resigned from both positions; his resignation was accepted by the remaining directors, Jerome Buyny and Anthony Paterra.

Item 7.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired - Not Applicable.
(b)	Pro Forma Financial Information - Not Applicable.
(c)	Exhibits - Not Applicable.

Item 8.  Change in Fiscal Year.
	  Not Applicable.

Item 9.  Regulation FD Disclosure.
	  Not Applicable.


SIGNATURES

	Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

						BICO, INC.

						By /s/ Jerome Buyny
					               Jerome Buyny, Director

DATED:  April 29, 2003